STATEMENTS OF CASH FLOWS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Cash flows from operating activities:
Net profit (loss)	$ (23)	$ 4	$ (35)
Adjustments required to reconcile net profit (loss) to net cash provided by (used in) operating activities (Appendix A)
Deposit revaluation*	(5)	(15)	(4)
Increase (decrease) in operating liabilities:
Other payables and accrued expenses	17	1	(5)
Net cash (used in) continuing operating activities	(11)	(10)	(44)
Cash flows from investing activities:
Deposits	300	(2)	(1,898)
Net cash provided by (used in) investing activities	300	(2)	(1,898)
Increase (decrease) in cash and cash equivalents	289	(12)	(1,942)
Cash and cash equivalents at beginning of year	12	24	1,966
Cash and cash equivalents at end of year	$ 301	$ 12	$ 24